UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 18, 2012 (Date of earliest event reported)
Stillwater Mining Company (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-13053 (Commission File Number)	81-0480654 (IRS Employer Identification Number)

1321 Discovery Drive, Billings, Montana (Address of principal executive offices)		59102 (Zip Code)
(406) 373-8700 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On April 18, 2012, Stillwater Mining Company (the "Company") issued a Company update press release. Company commits to the mining industry's CORESafety initiative. First quarter 2012 mined PGM production totaled 120,800 ounces. Altar 2012 exploration drilling season now complete. Mitsubishi Marathon transaction closed. Annual Meeting of Stockholders and first quarter 2012 results release on April 26, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Stillwater Mining Company dated April 18, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2012	STILLWATER MINING COMPANY By: /s/ Brent R. Wadman Brent R. Wadman Corporate Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Stillwater Mining Company dated April 18, 2012